MERRILL LYNCH DRAGON FUND, INC.

                   Supplement dated February 25, 2003 to the
                        Prospectus dated April 17, 2002


     The section captioned "About the Portfolio Managers" under the heading "How the Fund Invests" appearing on page 9 is amended by deleting such information and adding the following section captioned "About the Portfolio Management":

          The Fund is managed pursuant to the sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited (MLAM UK) by members of the Developing Capital Markets Team, a team of investment professionals who participate in the team's research process and stock selection. The senior investment professionals in this group include Nicholas Moakes and Cheon W. Park. Nicholas Moakes is primarily responsible for the day-to-day management of the Fund. Mr. Moakes has been a Portfolio Manager of MLAM UK since 2001. Mr. Moakes has been Director of Merrill Lynch Investment Managers Limited, an affiliate of MLAM UK, and a member of the Developing Capital Markets Team since 1997.

Code # 16261-04-02